Exhibit 10.80

Equity Transfer Agreement - Amendment 4

Transferor (Party A): Ambow Education Management (Hong Kong) Limited

Transferee (Party B): Beijing Shengkehua Technology Co., Ltd.

The First Transferred Entity (Party C): Beijing Ambow Online Software Co., Ltd. (“Ambow Online”)

The Second Transferred Entity (Party D): Suzhou Wenjian Venture Investment Management Consulting Co., Ltd. (“Suzhou Wenjian”)

(Collectively as the “Parties”)

Reference is made to that certain equity transfer agreement, dated August 31, 2017 (the “Agreement”). The following supplementary terms are agreed and for all parties to abide by:

1.	Payment Terms:

According to the master agreement and amendment 3, as of date of transfer on August 31, 2017, Party A has payable to Party B in RMB 137,532 thousand. Party A would pay RMB 137,532 thousand by December 31, 2018. The payment schedule is as following:

Payment Timeline	Amount (RMB in thousand)
By January 31, 2018	35,000
By April 30, 2018	35,000
By August 31, 2018	35,000
By December 31, 2018	32,532
Total	137,532

The parties all agree on payment terms as above and hereby acknowledge and agree that the January 31, 2018 installment has been paid in full.

PARTY A: Ambow Education Management (Hong Kong) Limited

Authorized Representative:
Signature:	/s/
Date: March 2, 2018

Party B: Beijing Shengkehua Technology Co., Ltd.
Authorized Representative:
Signature:	/s/
Date: March 2, 2018

Party C: Beijing Ambow Online Software Co., Ltd.
Authorized Representative:
Signature:	/s/
Date: March 2, 2018

Party D: Suzhou Wenjian Venture Investment Management Consulting Co., Ltd.
Authorized Representative:
Signature:	/s/
Date: March 2, 2018